SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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[   ]    Preliminary Proxy Statement                                                        [   ] Confidential, for Use of the Commission

[X]    Definitive Proxy Statement                                                                 Only (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Additional Materials

[   ]    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

PC Mall, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PC MALL, INC.

2555 W. 190th Street

Torrance, California 90504

_______________

Notice of Annual Meeting of Stockholders

To Be Held June 25, 2003

_______________

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of PC Mall, Inc., a Delaware corporation (the ''Company''), will be held at the Company's headquarters, located at 2555 W. 190th Street, Torrance, California 90504 on Wednesday, June 25, 2003 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect four directors of the Company to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2003; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 9, 2003, are entitled to notice of and to vote at the meeting of or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 2555 W. 190th Street, Torrance, California 90504, for a period of ten days prior to the Annual Meeting.

A copy of the Company's Annual Report for the fiscal year ended December 31, 2002, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                                                                                        By Order of the Board of Directors,

                                                                                                        /s/ Frank F. Khulusi

                                                                                                        Frank F. Khulusi

                                                                                                        Chairman of the Board, President

                                                                                                        and Chief Executive

Torrance, California

May 19, 2003

PC MALL, INC.

2555 W. 190th Street

Torrance, California 90504

_______________

PROXY STATEMENT

_______________

Annual Meeting of Stockholders

To be held on June 25, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of PC Mall, Inc., a Delaware corporation (the ''Company''), in connection with the solicitation of Proxies to be used at the Annual Meeting of Stockholders (the ''Meeting'') of the Company to be held on Wednesday, June 25, 2003, at 10:00 a.m. local time, at the Company's headquarters, located at 2555 W. 190th Street, Torrance, California 90504, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.  ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THIS PROXY STATEMENT AND IN FAVOR OF PROPOSAL 2.  This Proxy Statement and the Notice of Meeting and Proxy are being mailed to stockholders on or about May 19, 2003.

The close of business on May 9, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting.  As of April 28, 2003, the Company's outstanding voting securities consisted of 10,541,247 shares of common stock, par value $.001 per share (the ''Common Stock'').  On all matters which will come before the Meeting, each stockholder or his or her Proxy will be entitled to one vote for each share of Common Stock of which such stockholder was the holder on the record date.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

The costs of this solicitation, including the expense of preparing and mailing proxy solicitation materials, will be borne by the Company.  The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock.  The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.  The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 28, 2003 by: (i) each of the Company's executive officers included in the Summary Compensation Table set forth under the caption ''Executive Compensation''; (ii) each director; (iii) all current directors and executive officers of the Company as a group; and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock. Percentage ownership is based on an aggregate of 10,541,247 shares of the Company's Common Stock outstanding on April 28, 2003.

Name and Address(1)	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Frank F. Khulusi	2,861,462(2)	26.4%
Sam U. Khulusi	712,499(3)	6.8%
Amre A. Youness	622,000(4)	5.9%
Jonathan L. Kimerling	580,000(5)	5.5%
Daniel J. DeVries	249,399(6)	2.3%
Theodore R. Sanders	102,549(7)	*
Kristin M. Rogers	71,874(8)	*
Thomas A. Maloof	43,750(9)	*
Ronald B. Reck	42,500(10)	*
Mark C. Layton	13,750(11)	*
All current directors and executive officers as a group (7 persons)	3,385,284(12)	29.8%

_______________

*Less than 1%

(1)	Unless otherwise indicated, the address for each person is 2555 W. 190th Street, Torrance, California 90504.
(2)

Includes (i) 2,548,963 shares held by the Khulusi Family Revocable Trust dated November 3, 1993, and (ii) 312,499 shares underlying options which are presently vested or will vest within 60 days of April 28, 2003.

(3)

Includes 12,499 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.  Mr. Sam Khulusi served as a director of the Company until April 2002.

(4)	The address for Mr. Youness is 310 North Lake Avenue, Pasadena, California 91101.
(5)	The address for Mr. Kimerling is 2968 Cherokee Road, Mountain Brook, Alabama 35223.
(6)

Includes 248,799 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.  Excludes 80,000 shares of eCOST.com, a wholly-owned subsidiary, issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.

(7)

Consists of 102,549 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.  Excludes 30,000 shares of eCOST.com issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.

(8)	Consists of 71,874 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.
(9)	Consists of 43,750 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.
(10)	Includes 38,750 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.
(11)	Consists of 13,750 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.
(12)

This figure includes an aggregate of 831,971 shares issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.  This figure excludes an aggregate of 110,000 shares of eCOST.com, Inc. issuable upon exercise of stock options which are presently vested or will vest within 60 days of April 28, 2003.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Four directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company. All of the persons listed below have consented to serve as directors, if elected.  The Board of Directors proposes for election the nominees listed below.

The table below gives certain information concerning the nominees:

Name	Age	Position	Director Since
Frank F. Khulusi	36	Chairman of the Board, President and Chief Executive Officer	1987
Thomas A. Maloof(1)(2)	51	Director	1998
Ronald B. Reck(2)	54	Director	1999
Mark C. Layton(1)(2)	43	Director	2001

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(1)Member of Compensation Committee

(2)Member of Audit Committee

Frank F. Khulusi is a co-founder of the Company (and its predecessor) and has served as Chairman of the Board and Chief Executive Officer of the Company since the Company's inception in 1987.  Mr. Khulusi served as President of the Company from the Company's inception in 1987 until July 1999, and resumed the office of President in March 2001.  From July 1999 to September 1999, Mr. Khulusi served as President of Toytime, Inc., an online retailer of toys.  In July 2000, a petition for involuntary bankruptcy was filed against Toytime under Chapter 11 of the United States Bankruptcy Code, which was dismissed by a federal bankruptcy court in November 2000.

 Thomas A. Maloof has served as a director of the Company since May 1998.  Since January 2001, Mr. Maloof has served as the Chief Financial Officer of HMC, Inc., a hospitality company.  From February 1998 to November 2000, Mr. Maloof served as President of Perinatal Practice Management, Inc.  From September 1997 until February 1998, Mr. Maloof served as Chief Financial Officer of Prospect Medical Holdings.  From January 1995 until September 1997, Mr. Maloof was the Chief Executive Officer of Prime Health of Southern California.

 Ronald B. Reck has served as a director of the Company since April 1999. Mr. Reck was employed by Applebee's International, from 1987 to 1997, serving most recently as Executive Vice President and Chief Administrative Officer.  Since 1998, Mr. Reck has served as President and Chief Executive Officer of Joron Properties, LLC, a real estate company.

 Mark C. Layton has served as a director of the Company since May 2001. Mr. Layton currently serves as Chairman, President and Chief Executive Officer of PFSweb, Inc., a provider of business process outsourcing services.  From 1988 through 1999, Mr. Layton served in various roles at Daisytek International, a global distributor of office consumables and computer supplies, most recently as President, Chief Executive Officer and Chief Operating Officer, and also served as Chairman of the Board of Daisytek from September 1999 to October 2000.  Prior to joining Daisytek, Mr. Layton served as a management consultant with Andersen Consulting (Accenture) for eight years, specializing in wholesale and retail distribution and technology.  Mr. Layton also serves as an Associate Editor for the Center for Cycle Time Research at the University of Memphis, and serves on the Dean's Advisory Council at Northern Arizona University College of Business Administration.

Voting Information

Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all of the nominees. A stockholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees.  Directors are elected by a plurality of votes. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Meeting, has no effect. In addition, although broker "non-votes'' will be counted for purposes of attaining a quorum, they will have no effect on the vote.  The persons designated in the enclosed proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed proxy.

All of the nominees have agreed to serve the Company as directors if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2002, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he served.

The members of the Audit Committee are Thomas Maloof, Ronald Reck and Mark Layton.  The Audit Committee held three meetings during the year ended December 31, 2002.  The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company's independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as an appendix to the Company's Proxy Statement for the Annual Meeting of Stockholders held on June 19, 2001.

The members of the Compensation Committee are Mark Layton and Thomas Maloof.  Mr. Layton was appointed to the Compensation Committee on July 15, 2002.  The Compensation Committee held one formal meeting during the year ended December 31, 2002 and met a number of times on an informal basis.  The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer.  In addition, the Compensation Committee administers the Company's stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances thereunder.

The Company has no nominating committee or any committee performing those functions. The Board as a whole performs the functions which would otherwise be delegated to a nominating committee.

Compensation of Directors

During fiscal year 2002, the Company compensated each director who was not employed by the Company or its affiliates $16,000 paid in quarterly installments, $2,500 for each board meeting, and $1,000 for each committee meeting.  Directors of the Company are eligible to participate in the Company's 1994 Stock Incentive Plan.  During 2002, the Company granted 10,000 shares to each of Mark C. Layton, Thomas A. Maloof, and Ronald B. Reck under the Company's 1994 Stock Incentive Plan.  The options were granted at $2.26 per share (which was the fair market value as of the date of grant), vest 50% per year over a 2-year period, and expire 10 years from the date of grant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other three executive officers whose compensation exceeded $100,000 during the 2002 fiscal year.

Summary Compensation Table

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)		All Other Compensation ($)(1)
Frank F. Khulusi	2002	$492,308	$140,797	100,000		$2,438
Chairman, President and	2001	400,000	117,683	200,000		2,438
Chief Executive Officer	2000	400,000	--	--		2,438

Theodore R. Sanders	2002	235,000	44,462	25,000		8,340	(2)
Chief Financial Officer	2001	235,000	49,831	40,000		8,340	(2)
	2000	207,382	46,833	--	(3)	10,884	(4)

Daniel J. DeVries	2002	250,000	44,462	27,500		16,048	(5)
Executive Vice President,	2001	250,000	45,127	70,000		13,456	(6)
Marketing	2000	248,904	29,642	--		10,594	(7)

Kristin M. Rogers	2002	250,000	44,462	27,500		1,875
Executive Vice President,	2001	250,000	49,831	40,000		1,947
Enterprise Sales	2000	201,993	8,491	50,000		144

___________

(1)	Unless otherwise specified, the number constitutes Company matching contributions under its 401(k) plan.
(2)	Represents automobile allowance.
(3)	Does not include options to purchase an aggregate of 40,000 shares of eCOST.com granted to Mr. Sanders in 2000.
(4)	Represents automobile allowance of $9,730 and 401(k) matching contributions of $1,154.
(5)	Represents automobile allowance of $13,884 and 401(k) matching contributions of $2,164.
(6)	Represents automobile allowance of $11,268 and 401(k) matching contributions of $2,188.
(7)	Represents automobile allowance of $8,418 and 401(k) matching contributions of $2,176.

Option Grants in Last Fiscal Year

 The following table provides information on option grants in fiscal 2002 to the following named executive officers:

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/sh)	Expiration Date	Grant Date Present Value ($)(3)
Frank F. Khulusi	100,000	14.7%	$2.26	8/16/12	$208,420
Theodore R. Sanders	25,000	3.7%	2.26	8/16/12	52,105
Daniel J. DeVries	27,500	4.0%	2.26	8/16/12	57,316
Kristin M. Rogers	27,500	4.0%	2.26	8/16/12	57,316

______________

(1)

The options were granted on August 16, 2002, and vest in equal quarterly installments over a three-year vesting period.  Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations.

(2)	The Company granted options to purchase an aggregate of 681,488 shares of the Company's Common Stock in fiscal 2002.
(3)

As suggested by the Commission's rules on executive compensation disclosure, the Company used the Black-Scholes model of options valuation to determine grant date present value.  The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.  The present value calculations are based on a ten-year option term with an expected life of seven years.  Assumptions include an interest rate of 3.50%, an annual dividend yield of 0% and volatility of 129%.

There were no grants to purchase shares of eCOST.com, a subsidiary of the Company, during the 2002 fiscal year to named executive officers.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Securities Underlying Unexercised Options at End of Fiscal 2002 (#)		Value of Unexercised In-the-Money Options at End of Fiscal 2002 ($)(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank F. Khulusi	258,333	191,667	$386,316	$280,584
Theodore R. Sanders	90,133	53,667	141,167	77,095
Daniel J. De Vries	220,716	70,584	364,931	100,970
Kristin M. Rogers	49,791	67,709	46,826	64,299

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(1)

Value based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 2002, which was $3.45, less the exercise price, times the number of shares issuable pursuant to such options.

The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, certain information with respect to the value of unexercised options to purchase shares of eCOST.com as of December 31, 2002. No options to purchase eCOST.com common stock were exercised by the named executive officers during the 2002 fiscal year.

	Number of Securities Underlying Unexercised Options at End of Fiscal 2002 (#)		Value of Unexercised In-the-Money Options at End of Fiscal 2002 ($)(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Theodore R. Sanders	20,000	20,000	--	--
Daniel J. De Vries	60,000	40,000	$48,000	$32,000

_____________

(1)

There was no public trading market for the common stock of eCOST.com as of December 31, 2002. Accordingly, the value of unexercised in-the-money options listed in the table has been calculated on the basis of $1.00 per share, which was the assumed fair value of the eCOST.com common stock at December 31, 2002, less the applicable exercise price per share, multiplied by the number of shares underlying such options.

Equity Compensation Plan Information

 The following table sets forth information about the Company's Common Stock that may be issued upon exercise of options under all of the Company's equity compensation plans as of December 31, 2002:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	2,493,182	$3.01	1,380,535	(1)
Equity Compensation Plans Not Approved by Security Holders (2)	45,000	7.28	0
Total	2,538,182	$3.09	1,380,535

(1)	Represents shares available for issuance under the Company's 1994 Stock Incentive Plan as of December 31, 2002. The 1994 Stock Incentive Plan contains an evergreen formula pursuant to which on January 1 of each year, the aggregate number of shares reserved for issuance under the 1994 Stock Incentive Plan will increase by a number of shares equal to 3% of the outstanding shares on December 31 of the preceding year. On January 1, 2003, an additional 318,970 shares became available under this Plan pursuant to the evergreen provision.
(2)	On June 10, 1999, the Company granted options to purchase 15,000 and 30,000 shares of the Company's common stock to Michael Assadi and Peter Zuiker, respectively. Each of the options were granted at an exercise price of $7.28125 per share (the fair market value on the date of the grant) and have a term of ten years. The options granted to Mr. Assadi vest in equal annual installments over a five year period, and the options granted to Mr. Zuiker vest in equal quarterly installments over a three year period. The options expire three months after termination of the option holder's employment with the Company. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations.

Compensation Committee Interlocks and Insider Participation

Sam Khulusi, who served on the Company's Compensation Committee until his resignation as a director in April 2002, served as an executive officer of the Company until February 1996.  There are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers of such companies.

Employment Agreements

In January 1995, the Company entered into a three-year employment agreement with Frank F. Khulusi (the "Employment Agreement''). Although the original term of the Employment Agreement expired January 1, 1998, the Employment Agreement further provides for one-year automatic extensions if the Employment Agreement is not terminated by the Company or Mr. Khulusi.  In 1997, the Employment Agreement provided for an annual base salary to Mr. Khulusi of $400,000. Effective July 1, 2002, the Compensation Committee amended the Employment Agreement to increase Mr. Khulusi's annual salary from $400,000 to $600,000.  For further detail regarding Mr. Khulusi's current salary, see the sections herein entitled "Compensation Committee Report on Executive Compensation" and "Executive Compensation -- Summary Compensation Table." The Employment Agreement also provides that Mr. Khulusi is entitled to certain severance benefits in the event that his employment is terminated by the Company "without cause'' or by Mr. Khulusi for "good reason'' or following a "change of control'' (all as defined in the Employment Agreement).  In such cases, Mr. Khulusi would receive two times his salary and bonus for the preceding twelve months in a lump sum distribution following notice of termination.

In January 2000, the Company entered into an employment agreement with Kristin M. Rogers.  Pursuant to this agreement, Ms. Rogers' compensation included (i) an annual base salary of $250,000 and (ii) an annual bonus of $125,000 based upon the achievement of annual goals mutually agreed upon by the Company and Ms. Rogers.  In addition, the Company agreed to grant Ms. Rogers an option to purchase 400,000 shares of Common Stock of PCM.com Business Solutions, a wholly owned subsidiary of the Company, vesting at a rate of 25% per year on each anniversary date of the option (the "PCM Option"), and an option to purchase 50,000 shares of Common Stock of the Company vesting over a period of four years (the "Company Option").  However, any exercise of the Company Option will result in the immediate and automatic termination of the entire PCM Option.  Likewise, any exercise of the PCM Option will result in the immediate and automatic termination of the entire Company Option.  The employment agreement also provides that in the event Ms. Rogers is terminated by the Company without cause (as defined in the employment agreement), upon the execution of a separation agreement satisfactory to the Company, Ms. Rogers is entitled to receive a severance payment equal to six months of her base compensation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. Such officers, directors and ten percent stockholders are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

 The Compensation Committee reviews with management cash and other compensation policies for employees, makes recommendations to the Board of Directors regarding compensation matters and determines the compensation for the Chief Executive Officer.  In addition, the Compensation Committee administers the Company's stock option plans and, within the terms of the respective stock option plan, determines the terms and conditions of issuances thereunder.  The compensation of the executive officers of the Company, except for the compensation of the Chief Executive Officer, is set and approved by the Compensation Committee of the Board of Directors based on the recommendation of the Chief Executive Officer.

Compensation Policies

The Compensation Committee's executive compensation policies are designed to provide levels of compensation that integrate pay with the Company's objectives and goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives.  Executive compensation is set at levels that the Compensation Committee believes to be adequate to recruit, retain and motivate key employees.

There are three primary elements in the Company's executive compensation program:

-         Base salary

-         Bonus

-         Stock options

Individual base salaries are established based on an executive officer's experience, historical contribution and future importance to the Company and other subjective factors, without assigning a specific weight to individual factors.

Bonuses are paid pursuant to executive bonus plans.  Bonus awards are set based on various goals dependent upon the person's function in the organization. Certain individuals' bonus plans are set as a percentage of base salary, with the specific percentage determined by the person's position within the Company.  The award of bonuses is dependent on the achievement of specified goals.  The achievement of quantitative goals at the department and corporate levels is the primary factor in determining bonuses and such goals are tied to the achievement of specified performance targets.  During 2002, the executive bonus plan provided a bonus pool of 10% of the quarterly pre-tax profits for the consolidated business.  In addition, executive officers are eligible for other bonuses at the discretion of the Compensation Committee and Chief Executive Officer.

The Company believes that a component of the compensation paid to the Company's executives over the long term should be derived from stock options.  The Company believes that stock ownership in the Company is a valuable incentive to executives and that the grant of stock options to them serves to align their interests with the interests of the stockholders as a whole and encourages them to manage the Company in its best interests.  The Compensation Committee determines whether to grant stock options, as well as the amount of the grants, based on a person's position within the Company.

Compensation of Chief Executive Officer

In establishing the Chief Executive Officer's overall compensation, the Compensation Committee considered a number of factors, including the record of leadership and service provided by the Chief Executive Officer since co-founding the Company.  The Committee has not found it practicable to, and has not attempted to, assign relative weights to the specific factors considered in determining the Chief Executive Officer's compensation. Consistent with the Company's overall executive compensation program, the Chief Executive Officer's compensation is composed of base salary and bonus. The Chief Executive Officer's base salary was set at $400,000 in his Employment Agreement with the Company, described above.  In 2002, following a review of the Company's performance, the Chief Executive Officer's role, and the lack of historical salary increases for the Chief Executive Officer, the Compensation Committee determined that a salary increase for Mr. Khulusi was appropriate.  To decide the amount of the increase, the Committee reviewed the salaries of chief executives at comparable companies.  The Committee determined that a $600,000 annual salary was in line with industry standards and appropriate based on the circumstances.  As such, the Chief Executive Officer's salary was increased to $600,000, effective July 1, 2002, and is currently his base salary for 2003.   In 2002, the Chief Executive Officer was paid a bonus of $140,797 and was granted stock options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.26 (which was the fair market value as of the date of grant).  The options vest in equal quarterly installments over a three-year vesting period, with the vesting period beginning August 16, 2002, and expire in 10 years.

Policy Regarding Deductibility of Compensation for Tax Purposes--Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1 million paid to the chief executive officer or any of the four other most highly compensated executive officers.  However, certain compensation meeting a tax law definition of "performance-based'' is generally exempt from this deduction limit. The Company does not currently have a policy regarding qualification of cash compensation, such as salary and bonuses, for deductibility under Section 162(m).  However, none of the Company's executives receive such compensation at levels that approach the Section 162(m) $1 million limit.  The Company has included provisions in the 1994 Stock Incentive Plan designed to enable grants of options and SARs to executive officers affected by Section 162(m) to qualify as "performance-based'' compensation.  However, such grants cannot qualify until such grants are made by a committee consisting of "outside directors'' under Section 162(m).  Prior to March 1999, the Compensation Committee did not meet this requirement.

Compensation Committee

Mark C. Layton

Thomas A. Maloof

STOCK PERFORMANCE GRAPH

The performance graph below compares the cumulative total stockholder return of the Company with the cumulative total return of the Nasdaq Stock Market-US Companies Index ("Nasdaq-US'') and the Nasdaq Retail Trade Index ("Nasdaq-Retail'').  The graph assumes $100 invested at the per-share closing price of the Company's common stock and each of the indices on December 31, 1997.  In June 1999, the Company spun off to its stockholders the Company's uBid, Inc. subsidiary.  For purposes of the table below, the uBid shares distributed to the Company's stockholders are treated as nontaxable cash dividends that have been reinvested in additional shares of Common Stock of the Company in June 1999.  The stock price performance shown in this graph is neither necessarily indicative of nor intended to suggest future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among PC Mall, Inc., Nasdaq-US, Nasdaq-Retail

Measurement Period (Fiscal Year Covered)	PC Mall, Inc.	NASDAQ STOCK MARKET (U.S.)	NASDAQ RETAIL TRADE

Measurement Date
12/31/97	$100	$100	$100
FYE 12/98	$320	$141	$122
FYE 12/99	$277	$261	$107
FYE 12/00	$43	$158	$ 65
FYE 12/01	$154	$125	$ 91
FYE 12/02	$131	$ 87	$ 77

REPORT OF AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of this oversight function, we have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2002. We have discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we have recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

We have also considered whether the provision of services by PricewaterhouseCoopers LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Committee

Mark C. Layton

Thomas A. Maloof

Ronald B. Reck

 *       *       *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2002, the Company entered into indemnification agreements with each of its current directors and executive officers that provide the maximum indemnity available to directors and officers under Section 145 of the Delaware General Corporation Law and our certificate of incorporation, as well as certain procedural protections.  Further, in January 2003, following the recommendation of an independent committee of the Board of Directors, the Company entered into a non-exclusive software licensing agreement with Evov Inc. for total consideration of $200,000, whereby the Company will license certain software from Evov Inc.  Sam U. Khulusi, brother of Frank F. Khulusi, is the controlling shareholder of Evov Inc.  The Company also transacted business with other related parties in 2002.  In the ordinary course of business, the Company sold $10,890 of goods to Eruces, Inc., purchased $34,300 from Vibex, Inc. and obtained on consignment $59,448 worth of goods from Suma Brand Corp..  Eruces, Inc., Vibex, Inc. and Suma Brand Corp. are entities whose controlling shareholders are siblings of Frank F. Khulusi, and in the case of Eruces, Inc. and Vibex, Inc., Frank F. Khulusi was a minority shareholder.

PROPOSAL TWO

RATIFICATION AND APPROVAL

OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors selected the accounting firm of PricewaterhouseCoopers LLP to serve as its independent accountants for the fiscal year ending December 31, 2003.  PricewaterhouseCoopers LLP has audited the Company's financial statements since 1994.  A proposal to ratify the appointment for the current year will be presented at the Meeting.  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Audit Committee considered whether PricewaterhouseCoopers' provision of any professional services other than its audit of the Company's annual financial statements and reviews of quarterly financial statements is compatible with maintaining such auditor's independence.

The Company incurred the following fees to PricewaterhouseCoopers LLP during the 2002 fiscal year:

Audit Fees.  PricewaterhouseCoopers LLP billed the Company an aggregate of $302,795 for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.  Of this, $302,795 was for audit fees, $0 was for audit-related fees and $0 was for tax fees.

Financial Information Systems Design and Implementation Fees.  The Company did not engage PricewaterhouseCoopers LLP for financial information systems design and implementation, as defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the most recent fiscal year.

All Other Fees.  The Company did not engage PricewaterhouseCoopers LLP for any professional services not listed above during the most recent fiscal year.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote FOR ratification of the appointment of the independent accountant. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock represented at the Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes'' will not be voted for or against the proposal. Shares held by persons abstaining and broker "non-votes" will be counted in determining whether a quorum is present for purposes of voting on the proposal and will have the same effect as a vote against the matter. The persons designated in the enclosed proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy.  If the appointment is not ratified by the stockholders, the Board of Directors is not obligated to appoint other independent accountants, but the Board of Directors will give consideration to such unfavorable vote.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company (Attention: Chief Financial Officer, at the principal offices of the Company), no later than January 19, 2004, for inclusion in the Company's proxy statement and form of proxy for that meeting. In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in the Company's Proxy Statement) to be considered ''timely'' within the meaning of Rule 14a-4 under the Exchange Act and pursuant to the Company's Bylaws, notice of any such stockholder proposals must be given to the Company in writing not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the 2003 meeting, which is set forth on page 1 of this Proxy Statement (or the date on which the Company mails its proxy materials for the 2004 Annual Meeting if the date of that meeting is changed more than 30 days from the prior year). A stockholder's notice to the Company must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and recent address of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. With respect to proposals by stockholders for director nominations, the Company's Bylaws require written notice to be received by the Company not less than 30 days nor more than 60 days before the meeting, unless less than 40 days' notice or public disclosure of the meeting is given, in which case the stockholder's notice must be received within 10 days after such notice or disclosure is given. The notice must contain specified information about the proposed nominee and the stockholder making the nomination

OTHER MATTERS

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written request to Theodore R. Sanders, Chief Financial Officer, PC Mall, Inc., 2555 W. 190th Street, Torrance, California 90504.

By Order of the Board of Directors,

/s/ Frank F. Khulusi

Frank F. Khulusi

Chairman of the Board, President and

Chief Executive Officer

May 19, 2003

Torrance, California

PROXY

 PC MALL, INC.

ANNUAL MEETING OF STOCKHOLDERS

JUNE 25, 2003

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Frank F. Khulusi and Theodore R. Sanders, and each of them, with full power of substitution as proxies and agents (the ''Proxy Agents'') in the name of the undersigned, to attend the Annual Meeting of Stockholders of PC Mall, Inc., a Delaware corporation, to be held at the Company's Headquarters, located at 2555 W. 190th Street, Torrance, California 90504 on Wednesday, June 25, 2003 at 10:00 a.m. local time, or any adjournment or postponement thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	ELECTION OF DIRECTORS

	☐ FOR all nominees listed below (except as marked to the contrary).		☐ WITHHOLD AUTHORITY to vote for all nominees listed below.
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

		Frank F. Khulusi	Mark C. Layton
		Ronald B. Reck	Thomas A. Maloof

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as the Company's independent accountants for the Company's current fiscal year.

	☐FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND PROPOSAL 2.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope.  If the shares are held by joint tenants or as community property, both shareholders should sign.

Receipt of Notice of Annual Meeting of Shareholders, Annual Report for the year ended December 31, 2002 and Proxy Statement dated May 19, 2003, is hereby acknowledged by the undersigned.

Dated:                                                                                      , 2003

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